                                                                   EXHIBIT 10.16

                               SECOND AMENDMENT
                                      TO
                             AMENDED AND RESTATED
                SUBORDINATED NOTE PURCHASE AND OPTION AGREEMENT
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     This Second Amendment to Amended and Restated Subordinated Note Purchase and Option Agreement (the "Second Amendment") is dated March 2, 2000 by and among Univision Communications Inc., a Delaware corporation ("Univision"), Entravision Communications Company, L.L.C., a Delaware limited liability company (the "Company"), KSMS-TV, Inc., a Delaware corporation, Tierra Alta Broadcasting, Inc., a Delaware corporation, Cabrillo Broadcasting Corporation, a California corporation, Golden Hills Broadcasting Corporation, a Delaware corporation, Las Tres Palmas Corporation, a Delaware corporation, Valley Channel 48, Inc., a Texas corporation and successor-in-interest to Entravision Merger Corp., Walter F. Ulloa, an individual, and Philip C. Wilkinson, an individual, with respect to the following facts:

     WHEREAS, the parties hereto have previously entered into that certain Amended and Restated Subordinated Note Purchase and Option Agreement dated as of December 30, 1996 (the "Original Agreement"), pursuant to which, among other things, Univision was granted the Univision Option to acquire an equity interest in the Company (adjusted to 25.55%) for an aggregate exercise price of $10,000,000.

     WHEREAS, the parties hereto have previously entered into that certain First Amendment to Amended and Restated Subordinated Note Purchase and Option Agreement dated as of March 31, 1999 (the "First Amendment"), pursuant to which, among other things, the Univision Option was increased to an option to acquire a 27.90% equity interest in the Company for an aggregate exercise price of $10,000,000.

     WHEREAS, in connection with the Original Agreement, the Company has previously executed that certain Non-Negotiable Subordinated Note dated December 30, 1996 in the principal amount of $10,000,000 in favor of Univision (the "Original Note").

     WHEREAS, Univision and the Company are entering into that certain First Amended and Restated Non-Negotiable Promissory Note of even date herewith, in order to, among other things, increase the principal amount of the Original Note by $110,000,000, from $10,000,000 to $120,000,000.

     WHEREAS, the parties hereto now desire to amend the Original Agreement, as amended by the First Amendment, as set forth herein in order to, among other things, increase the percentage of the Univision Option to 40% (as computed in Section 3 of this Second Amendment).

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each signatory hereto, it is agreed as follows:

     1. The reference in the Section 3 of the Original Agreement to the defined term "Operating Agreement" shall refer to the First Amended and Restated Operating Agreement of the Company dated effective December 30, 1996, as amended through the date hereof.

     2. The first sentence of Section 3.1 of the Original Agreement shall be amended and restated in its entirety to read as follows:

          "Univision is hereby granted a right to acquire an equity interest in the Company (as calculated in Section 3.2 below) through the acquisition of Class A Non-Managing Membership Units for a total exercise price of One Hundred Twenty Million Dollars ($120,000,000) reduced but not below $1, by the payment to Univision of any amounts distributed pursuant to Section 3(a)(iv) of the Subordinated Note as a Prepayment Amount (as defined in the Subordinated Note) (the "Univision Option")."

     3. The first sentence of Section 3.2 of the Original Agreement shall be amended and restated in its entirety to read as follows:

          "Upon exercise, the Univision Option shall entitle Univision to acquire 40% of the sum of (i) the Class A, Class C, Class E and Class F Non-Managing Membership Units currently issued plus (ii) the Class D Units issued or promised to be issued as of the date hereof (but expressly excluding any future issuances of Class D Units by the Company up to an aggregate maximum for all Class D Units equal to five percent (5%) of the fully diluted interests in the Company assuming the exercise of the Univision Option) plus (iii) the Class A Non-Managing Membership Units to be issued to Univision on exercise of the Univision Option (the "Option Percentage"). The parties hereto acknowledge and agree that the pro forma capitalization table of the Company attached hereto as Schedule "A" and incorporated herein by this reference is true and correct as of
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the date hereof."

     4. Section 3.4(c) of the Original Agreement is hereby amended and restated in its entirety to read as follows:

          "(c) Deliver the original of the Subordinated Note (and any amendments thereto) marked "cancelled" and "paid in full.""

     5. The parties hereto acknowledge and agree that the address, telephone number and facsimile number of the Company, each Borrower and each Managing Member for purposes of Section 5.3 shall be: 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California 90404, telephone number (310) 447-3870, facsimile number (310) 447-3899.

     6. All capitalized terms used in this Second Amendment and not otherwise defined shall have the meaning assigned such term in the Original Agreement and the First Amendment. Except as expressly amended hereby, all other terms and conditions of the Original Agreement and the First Amendment shall remain in full force and effect.

     7. This Second Amendment may be executed in one or more counterparts, all of which when fully executed and delivered by all parties hereto and taken together shall constitute a single agreement, binding against each of the parties. To the maximum extent permitted by law or by any applicable governmental authority, any document may be signed and transmitted by facsimile with the same validity as if it were an ink-signed document. Each signatory below represents and warrants by his or her signature that he or she is duly authorized (on behalf of the respective entity for which such signatory has acted) to execute and deliver this instrument and any other document related to this transaction, thereby fully binding each such respective entity.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have duly executed this Second Amendment as of the date first written above.

Univision        UNIVISION COMMUNICATIONS INC.,
                 a Delaware corporation


                 By: /s/ Andrew W. Hobson
                    ------------------------------------------------------------
                 Name: Andrew W. Hobson
                      ----------------------------------------------------------
                 Title: EVP
                       --------------------------------------------------------

Entravision      ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.,
                 a Delaware limited liability company


                 By: /s/ Walter F. Ulloa
                    ------------------------------------------------------------
                         Walter F. Ulloa, Chairman, Chief Executive Officer
                         and Managing Member


                 By: /s/ Philip C. Wilkinson
                    ------------------------------------------------------------
                         Philip C. Wilkinson, President, Chief Operating Officer and Managing Member

                 KSMS-TV, INC.,
                 a Delaware corporation


                 By: /s/ Walter F. Ulloa
                    ------------------------------------------------------------
                         Walter F. Ulloa, Chief Executive Officer

                 TIERRA ALTA BROADCASTING, INC.,
                 a Delaware corporation


                 By: /s/ Walter F. Ulloa
                    ------------------------------------------------------------
                         Walter F. Ulloa, Chief Executive Officer

                 [Signature Page No. 1 to Second Amendment to
     Amended and Restated Subordinated Note Purchase and Option Agreement]

               CABRILLO BROADCASTING CORPORATION,
               a California corporation


               By: /s/ Philip C. Wilkinson
                  ----------------------------------------------------------
                       Philip C. Wilkinson, President

               GOLDEN HILLS BROADCASTING CORPORATION,
               a Delaware corporation


               By: /s/ Walter F. Ulloa
                  ----------------------------------------------------------
                       Walter F. Ulloa, President

               LAS TRES PALMAS CORPORATION,
               a Delaware corporation


               By: /s/ Walter F. Ulloa
                  ----------------------------------------------------------
                       Walter F. Ulloa, President

               VALLEY CHANNEL 48, INC.,
               a Texas corporation and successor-in-interest to Entravision Merger Corp.


               By: /s/ Walter F. Ulloa
                  ----------------------------------------------------------
                       Walter F. Ulloa, Chief Executive Officer


                /s/ Walter F. Ulloa
               -------------------------------------------------------------
               Walter F. Ulloa, an individual


                /s/ Philip C. Wilkinson
               -------------------------------------------------------------
               Philip C. Wilkinson, an individual

                 [Signature Page No. 2 to Second Amendment to
     Amended and Restated Subordinated Note Purchase and Option Agreement]

Schedule "A"      Pro Forma Capitalization Table

The registrant hereby agrees to furnish a copy of any omitted schedule or exhibit upon request.